Exhibit 21

Subsidiary of NBCUniversal Media, LLC	Jurisdiction of Formation
>NBBC, LLC	United States - Delaware
12 Hearts LLC	United States - Delaware
29 Stories LLC	United States - Delaware
3232 Productions LLC	United States - Delaware
3BG Holdings Company II LLC	United States - Delaware
3BG Holdings L.L.C.	United States - Delaware
AAB Productions LLC	United States - Delaware
Acume LLC	United States - Delaware
Ako Productions LLC	United States - Delaware
Alli, Alliance of Action Sports, LLC	United States - Delaware
Allstar Stats LLC	United States - New York
Antarctic Films LLC	United States - Delaware
Asia NBC (ANBC) Services LLC	United States - Delaware
B.E Musical Limited	United Kingdom - England
Banderole Development LLC	United States - Delaware
Barter Music LLC	United States - Delaware
Battleship Australia Pty Ltd	Australia - Victoria
Battleship Delta Investments L.L.C.	United States - Louisiana
Battleship Delta Productions L.L.C.	United States - Louisiana
Battleship LLC	United States - Delaware
Beach City Productions LLC	United States - Delaware
Bell Tower Productions Limited	United Kingdom - England & Wales
Belmont Productions Limited	United Kingdom - England & Wales
Beyond Talent Management LLC	United States - Delaware
Big Green Productions LLC	United States - Delaware
Big Minyan Films LLC	United States - Connecticut
Billy Australia Pty Ltd	Australia - Victoria
Billy Broadway LLC	United States - Delaware
Billy London Limited	United Kingdom - England
Billy National Tour General Partner LLC	United States - Delaware
Billy National Tour II General Partner LLC	United States - Delaware
Billy National Tour II LP	United States - Delaware
Billy National Tour LP	United States - Delaware
Billy Toronto Limited	United Kingdom - England & Wales
Billy Toronto ULC	Canada - Alberta

Birmingham Broadcasting (WVTM TV) LLC	United States - Alabama
Bleecker Production Services Limited	United Kingdom - England & Wales
Blenheim Films Limited	United Kingdom - England & Wales
Blind Bard Pictures LLC	United States - Delaware
Bobwell Productions LLC	United States - Delaware
Bones Productions LLC	United States - Delaware
Bourne Film Productions Inc.	Canada
Bourne Four Productions Limited	United Kingdom - England & Wales
Bourne Four Productions LLC	United States - Delaware
Bravo Holding LLC	United States - Delaware
Bravo Media LLC	United States - New York
Bravo Media Productions LLC	United States - Delaware
Bravo Peacock Music LLC	United States - Delaware
Bravo Platinum Hit Music LLC	United States - Delaware
Broadway Legends, LLC	United States - Delaware
Bromley Productions LLC	United States - Delaware
Business News (Asia) LLP	Singapore
Business News (Europe) Partnership	United States - Delaware
CA Holding C.V.	Netherlands
Cable Sports Southeast, LLC	United States - Delaware
CACO Holding Company LLC	United States - Delaware
Canciones de Mun2 Television, LLC	United States - Delaware
Carnival (Charles Dickens) Limited	United Kingdom - England & Wales
Carnival (Philanthropist) Limited	United Kingdom - England & Wales
Carnival Film & Television Limited	United Kingdom - England & Wales
Centenary Canada Holding Company	Canada - Nova Scotia
Charlie Film Productions Inc.	Canada
Chase Team Canada Inc.	Canada
Chase Team LLC	United States - Delaware
Chastise Limited	New Zealand (Aotearoa)
Chiller LLC	United States - Delaware
Chocolate Media Limited	United Kingdom - England & Wales
Cirque Investments LLC	United States - Louisiana
Cirque Productions LLC	United States - Louisiana
CityWalk Big Screen Theatre Joint Venture	United States - California
Clara Film Distribution LLC	United States - Delaware
CNBC (UK) Limited	United Kingdom - England & Wales
CNBC Advertising (Shanghai) Co., Ltd.	China (Mainland)
CNBC Brussels, SA	Belgium

CNBC International Productions, L.L.C.	United States - Delaware
CNBC LLC	United States - Delaware
CNBC Publishing LLC	United States - Delaware
CNBC World LLC	United States - Delaware
CNBC Worldwide LLC	United States - Delaware
CNBC.com Holding LLC	United States - California
CNBC.com LLC	United States - Delaware
CNBC/MSNBC, L.L.C.	United States - Delaware
Coldwater Cable Development LLC	United States - Delaware
Comcast Amateur Sports, LLC	United States - Delaware
Comcast Children’s Network Holdings, LLC	United States - Delaware
Comcast Digital LLC	United States - Delaware
Comcast Entertainment Productions, LLC	United States - Delaware
Comcast Hockey, LLC	United States - Delaware
Comcast Horror Entertainment Holdings, LLC	United States - Delaware
Comcast MO Cable News, LLC	United States - Massachusetts
Comcast NECN Holdings, LLC	United States - Delaware
Comcast Programming Management LLC	United States - Delaware
Comcast Programming Ventures III, LLC	United States - Delaware
Comcast Programming Ventures V, LLC	United States - Delaware
Comcast PSM Holdings, LLC	United States - Delaware
Comcast RL Holdings, LLC	United States - Delaware
Comcast Shared Services, LLC	United States - Delaware
Comcast Sports Management Services, LLC	United States - Delaware
Comcast Sports Northwest, LLC	United States - Delaware
Comcast Sports NY Holdings, LLC	United States - Delaware
Comcast Sports Southwest, LLC	United States - Delaware
Comcast SportsNet Bay Area Holdings, LLC	United States - Delaware
Comcast SportsNet California , LLC	United States - Delaware
Comcast SportsNet Chicago Holdings, LLC	United States - Delaware
Comcast SportsNet Mid-Atlantic GP, LLC	United States - Delaware
Comcast SportsNet Mid-Atlantic LP, LLC	United States - Delaware
Comcast SportsNet Mid-Atlantic, L.P.	United States - Delaware
Comcast SportsNet Philadelphia, L.P.	United States - Pennsylvania
Comcast WG, LLC	United States - Delaware
Compound Films (US) LLC	United States - Delaware
Compound Films Limited	United Kingdom
Corpus Vivos Productions LLC	United States - Delaware
Crazy Hill Productions Inc.	Canada
Creative Park Productions LLC	United States - Delaware

Creative Screen Productions LLC	United States - California
Creative Writing Productions LLC	United States - Delaware
Crime Network LLC	United States - Delaware
DailyCandy Commerce, LLC	United States - Delaware
DailyCandy, LLC	United States - Delaware
Dark Mirror Films Limited	United Kingdom - England & Wales
Definitely Films LLC	United States - Delaware
Del Mar Productions LLC	United States - Delaware
Delamere Films LLC	United States - Delaware
Delgany Productions LLC	United States - Delaware
Despereaux Productions Limited	United Kingdom
DFA Deutsche Fersehnachrichten Agentur GmbH	Germany
Discos Telemundo, LLC	United States - Delaware
Discover a Star	United States - California
DM2 Productions LLC	United States - Delaware
DM2 UK Productions Limited	United Kingdom - England & Wales
Dotcom Film Productions LLC	United States - Delaware
DR 3000 Films LLC	United States - Delaware
Drisco Films LLC	United States - Delaware
Drunken Pig Productions LLC	United States - Delaware
Dylan Holdings LLC	United States - Delaware
DYZ Films Pty Ltd	Australia
E! Distribution, L.L.C.	United States - Delaware
E! Entertainment Europe BV	Netherlands
E! Entertainment Hong Kong Limited	Hong Kong
E! Entertainment International Holdings, LLC	United States - Delaware
E! Entertainment Television Latin America Partners	United States - New York
E! Entertainment Television, LLC	United States - Delaware
E! Entertainment UK Limited	United Kingdom
E! Networks Productions, LLC	United States - Delaware
E! Networks Sales and Distribution, LLC	United States - Delaware
Earth Holdings LLC	United States - Delaware
Eden Resort LLC	United States - Delaware
Estrella Communications LLC	United States - Delaware
Estudios Mexicanos Telemundo, S.A. de C.V.	Mexico
ETV Holdings, LLC	United States - Delaware
Evening Films LLC	United States - Rhode Island
Evergreen Pictures LLC	United States - Delaware
Exclamation Music, LLC	United States - California
Exclamation Productions, LLC	United States - California

Exercise TV LLC	United States - Delaware
Exhibition Music LLC	United States - Delaware
Exmont Productions LLC	United States - Delaware
Exposure Studios, LLC	United States - Delaware
Fairest Films LLC	United States - Delaware
Fandango Marketing, LLC	United States - California
Fandango, LLC	United States - Delaware
Fantail Funding LLC	United States - Delaware
Far North Entertainment Holdings, Inc.	Canada
Farraday Films (UK) Limited	United Kingdom - England & Wales
Farraday Films Investments LLC	United States - Louisiana
Farraday Films LLC	United States - Louisiana
Fast V LLC	United States - Delaware
Fastball Productions LLC	United States - Delaware
FF5 Productions Canada, Inc.	Canada
FF5 Productions LLC	United States - Delaware
Film Distribution and Service S.C.R.L.	Belgium
Filmmaker Production Services LLC	United States - Delaware
Fingers of Time, Inc.	United States - New York
Flagship Development LLC	United States - Delaware
Flanimals Productions LLC	United States - Delaware
Flock of Peacocks Music JV/ASCAP LLC	United States - Delaware
FNV LLC	United States - California
Focus Features International Limited	United Kingdom - England & Wales
Focus Features International LLC	United States - Delaware
Focus Features LLC	United States - Delaware
Focus Features of Puerto Rico LLC	United States - Puerto Rico (U.S.A. Territory)
Focus Features Productions LLC	United States - Delaware
Food Films LLC	United States - Delaware
For Games Music, LLC	United States - Delaware
Forty Productions LLC	United States - Delaware
FP Films LLC	United States - Delaware
Friedgold Films LLC	United States - Delaware
Friedgold Talent LLC	United States - Delaware
Frigate Films Limited	United Kingdom
G4 Media Productions, LLC	United States - Delaware
G4 Media, LLC	United States - Delaware
Geneon Music Publishing LLC	Japan
Geneon Universal Entertainment Japan, LLC	Japan
GEP Productions Inc.	Canada

Get Him Productions LLC	United States - Delaware
Getting Away Productions, Inc.	Canada - Ontario
GIGA Television GmbH	Germany
Gilmore Films LLC	United States - Delaware
GolfColorado.com, LLC	United States - Colorado
GolfNow Enterprises, Inc.	Canada
GolfNow, LLC	United States - Arizona
Good Machine International LLC	United States - New York
Good Machine LLC	United States - New York
Gramercy Productions LLC	United States - Delaware
Hadrian Productions Limited	United Kingdom
Happy Hours, LLC	United States - Delaware
Haricot Films Limited	United Kingdom - England
Harlan Films LLC	United States - Delaware
Health Media LLC	United States - Delaware
Healthology LLC	United States - Delaware
Heartless Productions LLC	United States - Delaware
Heist Productions LLC	United States - Delaware
Hellboy Productions LLC	United States - Delaware
Hilltop Coffee LLC	United States - Delaware
Hilltop Hot Dogs LLC	United States - Delaware
Hilltop Services LLC	United States - Delaware
Hop Productions LLC	United States - Delaware
Houston Sportsnet Finance, LLC	United States - Delaware
Houston Sportsnet Holdings LLC	United States - Delaware
Husdawg Communications LLC	United States - California
Hyde Park Films Limited	United Kingdom - England & Wales
Ice Harvest LLC	United States - Delaware
Icebreaker Films LLC	United States - Delaware
Icy Films Inc.	United States - New York
IFH-U Holding B.V.	Netherlands
Imagine Films Entertainment LLC	United States - Delaware
Incuborn Solutions, LLC	United States - Arizona
Infobonn Text-, Informations- und Pressebüro	Germany
Inittowinit LLC	United States - Delaware
Intelligence Films Limited	United Kingdom - England
Interactive Business News Video LLC	United States - Delaware
Interactive Desktop Video LLC	United States - Delaware
Interlagos Films Limited	United Kingdom - England
International Media Distribution, LLC	United States - Colorado

iVillage (Caymans) Limited	Cayman Islands (U.K.)
iVillage International Holding LLC	United States - Delaware
iVillage Limited	United Kingdom - England & Wales
iVillage LLC	United States - Delaware
iVillage Parenting Network LLC	United States - Delaware
iVillage Publishing LLC	United States - Delaware
IVN LLC	United States - Delaware
Jewel U.S. Holdings, Inc.	United States - Delaware
John Belsen Productions LLC	United States - Delaware
Josh Productions LLC	United States - Delaware
Khumbu Films Limited	United Kingdom - England
Kingsley Film Productions LLC	United States - Delaware
Knightly Film Productions LLC	United States - Delaware
Knowledgeweb LLC	United States - California
KNTV License LLC	United States - Delaware
KNTV Television LLC	United States - Delaware
Lacrosse Films (US) LLC	United States - Delaware
Lacrosse Films Limited	United Kingdom - England & Wales
Laurel Productions LLC	United States - Delaware
Lauren Film Productions LLC	United States - Delaware
Lava Films LLC	United States - Delaware
Let It Rain LLC	United States - Delaware
Lexi Productions, LLC	United States - Delaware
Little Fockers LLC	United States - Delaware
Long Branch Productions Inc.	Canada
Lorax Productions LLC	United States - Delaware
Love Minky Television Development Inc.	Canada
Lucky Cricket Productions LLC	United States - Delaware
Luminous Pictures, L.L.C.	United States - New York
LX Networks LLC	United States - Delaware
Mammoth Films LLC	United States - Delaware
Marital Assets, LLC	United States - Delaware
MCA Toys Holdings LLC	United States - Delaware
MCA Toys LLC	United States - Delaware
McPhee Farmyard Productions Limited	United Kingdom - England
Memory Productions LLC	United States - Delaware
Merchandising Company of America LLC	United States - Delaware
Merry Men Films Limited	United Kingdom - England & Wales
MFV Productions LLC	United States - Delaware
Michael Film Distribution LLC	United States - Delaware

Minaret Films LLC	United States - Delaware
Miss Universe LP, LLLP	United States - Delaware
Mo Pie Productions, Inc.	Canada
Monkey Kingdom Limited	United Kingdom - England & Wales
Monkey Ventures Limited	United Kingdom - England & Wales
Mountains of Madness LLC	United States - Delaware
MPD Films Limited	United Kingdom - England
MSNBC Cable L.L.C.	United States - Delaware
MSNBC Canada Distribution Inc.	United States - Delaware
MSNBC Interactive News, LLC	United States - Delaware
MSNBC Marks Trust	United States - Delaware
MSNBC Music Publishing LLC	United States - Delaware
MSNBC Super Desk LLC	United States - Delaware
Muldiss Darton Productions Limited	Northern Ireland
Mun2 Television Music Publishing, LLC	United States - Delaware
Mun2 Television, LLC	United States - Delaware
Munchkinland Productions LP	United States - Delaware
Mundo Network Holdings LLC	United States - Delaware
Munich UNIVERSAL Films GmbH	Germany
Music of Syfy Channel LLC	United States - Delaware
Music of USA Cable Entertainment LLC	United States - Delaware
Music of USA Network LLC	United States - Delaware
Musica Telemundo, LLC	United States - Delaware
Must See Music LLC	United States - Delaware
MW Sports Holdings, LLC	United States - Delaware
MW Sports Network, LLC	United States - Delaware
NATV Sales LLC	United States - Nevada
NATV Sub LLC	United States - Delaware
NBC (UK) Holdings Limited	United Kingdom - England & Wales
NBC Cable Holding LLC	United States - Delaware
NBC Desktop LLC	United States - Delaware
NBC Digital Health Network LLC	United States - Delaware
NBC Digital Media LLC	United States - Delaware
NBC Enterprises LLC	United States - Nevada
NBC Facilities LLC	United States - New York
NBC Interactive Media LLC	United States - Delaware
NBC International Limited	Bermuda (U.K.)
NBC Investments LLC	United States - Delaware
NBC News Archives LLC	United States - New York
NBC News Bureaus LLC	United States - Delaware

NBC News Channel LLC	United States - Delaware
NBC News Overseas LLC	United States - Delaware
NBC News Worldwide LLC	United States - Delaware
NBC Olympics LLC	United States - Delaware
NBC Olympics Planning LLC	United States - Delaware
NBC Pageants LLC	United States - Delaware
NBC Palm Beach Investment I LLC	United States - California
NBC Palm Beach Investment II LLC	United States - California
NBC Program Ventures LLC	United States - Delaware
NBC Records LLC	United States - Delaware
NBC Shop LLC	United States - Delaware
NBC Sports Ventures LLC	United States - Delaware
NBC Stations Management II LLC	United States - Delaware
NBC Stations Management LLC	United States - Colorado
NBC Storage Management LLC	United States - Delaware
NBC Studios LLC	United States - New York
NBC Sub (WCMH), LLC	United States - Delaware
NBC Subsidiary (KNBC-TV) LLC	United States - Delaware
NBC Subsidiary (WCAU-TV), L.P.	United States - Delaware
NBC Subsidiary (WMAQ-TV) LLC	United States - Delaware
NBC Subsidiary (WRC-TV) LLC	United States - Delaware
NBC Subsidiary (WTVJ-TV) LLC	United States - Delaware
NBC Syndication Holding LLC	United States - Delaware
NBC Telemundo License Holding LLC	United States - Delaware
NBC Telemundo License LLC	United States - Delaware
NBC Telemundo LLC	United States - Delaware
NBC Television Investments BV	Netherlands
NBC TV Stations Sales & Marketing LLC	United States - Delaware
NBC Universal (Singapore) Holdings I Pte. Ltd.	Singapore
NBC Universal (Singapore) Holdings II Pte. Ltd.	Singapore
NBC Universal Digital Solutions LLC	United States - Delaware
NBC Universal Foundation	United States - California
NBC Universal Global Networks Australia (Services) Pty	Australia
NBC Universal Global Networks Deutschland GmbH	Germany
NBC Universal Global Networks España, S.L.U.	Spain
NBC Universal Global Networks France SAS	France
NBC Universal Global Networks Italia - S.r.l.	Italy
NBC Universal Global Networks Japan Inc.	Japan
NBC Universal Global Networks Latin America LLC	United States - Delaware
NBC Universal Global Networks Management Limited	United Kingdom - England

NBC Universal Global Networks UK Limited	United Kingdom - England & Wales
NBC Universal International Limited	United Kingdom
NBC Universal International Television Distribution	Germany
NBC Universal International Television Distribution	Singapore
NBC Universal Television Japan, Ltd.	Japan
NBC Universal Television Studio Digital Development LLC	United States - Delaware
NBC Weather Plus Network LLC	United States - Delaware
NBC West, LLC	United States - Delaware
NBC/Hearst-Argyle Syndication, LLC	United States - Delaware
NBC/IJV LLC	United States - Delaware
NBC-A&E Holding LLC	United States - Delaware
NBC-NPN Holding LLC	United States - Delaware
NBCP Holdings LLC	United States - New York
NBC-Rainbow Holding LLC	United States - California
NBCU Acquisition Sub LLC	United States - Delaware
NBCU Chiller Holdings LLC	United States - Delaware
NBCU Coop Holdings LLC	United States - Delaware
NBCU Digital Music LLC	United States - Delaware
NBCU Dutch Holding (Bermuda) Limited	Bermuda (U.K.)
NBCU Dutch Holding (US) LLC	United States - Delaware
NBCU Emerging Networks LLC	United States - Delaware
NBCU Global Networks Asia Pte. Ltd.	Singapore
NBCU Global Networks LLC	Russian Federation
NBCU Global Networks-2 LLC	Russian Federation
NBCU International LLC	United States - Delaware
NBCU New Site Holdings LLC	United States - Delaware
NBCU World-wide Coöperatief U.A.	Netherlands
NBCUniversal Funding LLC	United States - Delaware
NBC-VVTV Holding LLC	United States - California
NBC-VVTV2 Holding LLC	United States - California
NBC-West Coast Holding II LLC	United States - Delaware
NBC-West Coast Holding LLC	United States - Delaware
NBC-XFL Holding LLC	United States - Delaware
NCL, LLC	United States - Delaware
New England Cable News	United States - Massachusetts
New Mexico Lighting & Grip LLC	United States - Delaware
NewCo Cable, Inc.	United States - Delaware
Newsvine, Inc.	United States - Washington
New-U Pictures Facilities LLC	United States - Delaware

New-U Studios LLC	United States - Delaware
NF Films LLC	United States - Delaware
Nicholas Productions, LLC	United States - Delaware
North American Television LLC	United States - Nevada
Northbridge Programming Inc.	Canada
Northern Entertainment Productions LLC	United States - Delaware
Nueva Granada Investments, LLC	United States - Delaware
Nuevo Mundo Music LLC	United States - Delaware
NWI Network LLC	United States - Nevada
O2 Holdings, LLC	United States - Delaware
O2 Music, LLC	United States - Delaware
October Films LLC	United States - New York
OFI Holdings LLC	United States - Delaware
Online Games LLC	United States - Delaware
Open 4 Business Productions LLC	United States - Delaware
Original Content Productions LLC	United States - Delaware
Other Worlds Productions LLC	United States - Delaware
Outlet Broadcasting LLC	United States - Rhode Island
Outlet Communications LLC	United States - Delaware
Overland Stage, Inc.	United States - California
Oxygen Cable, LLC	United States - Delaware
Oxygen Media Interactive LLC	United States - Delaware
Oxygen Media Productions LLC	United States - Delaware
Oxygen Media, LLC	United States - Delaware
OZ Films Limited	United Kingdom - England
Pacific Regional Programming Partners	United States - New York
Palmas 26, S.A. de C.V.	Mexico
PE Productions LLC	United States - Delaware
Peacock European Holdings B.V.	Netherlands
Pennebaker LLC	United States - Delaware
Performing Arts Investors, LLC	United States - Hawaii
PG Cable Channel Company LLC	United States - Delaware
PG Filmed Entertainment LLC	United States - Delaware
PG Television LLC	United States - Delaware
Phenomenon Pictures Limited	United Kingdom - England & Wales
Pinnacle Pictures Limited	United Kingdom - England & Wales
Prandial Productions LLC	United States - Delaware
Private Productions Limited	United Kingdom - England & Wales
Producer Services Holdings Limited	United Kingdom - England
Producer Services Limited	United Kingdom - England

Ptown Productions LLC	United States - Delaware
Rachel Films LLC	United States - Delaware
Realand Productions LLC	United States - Delaware
Regional Film Distributors LLC	United States - Delaware
Regional NE Holdings I LLC	United States - Delaware
Regional Pacific Holdings II LLC	United States - Delaware
Regional Pacific Holdings LLC	United States - Delaware
Reservation Road Productions LLC	United States - Delaware
Reunion Committee LLC	United States - Delaware
Rider Productions LLC	United States - Delaware
Ridgegarden Limited	United Kingdom - England & Wales
Rightgarden Limited	United Kingdom - England & Wales
RIPD Productions LLC	United States - Delaware
Roncom Films, Inc.	United States - California
Rosemary & Thyme Enterprises Ltd.	United Kingdom - England & Wales
Rosey Film Productions LLC	United States - Delaware
Rubin Productions LLC	United States - Delaware
Safe House Productions LLC	United States - Delaware
Saigon Broadcasting LLC	United States - Delaware
Saigon Broadcasting LLC	United States - Delaware
Savoy Pictures, LLC	United States - Delaware
Sci Fi (VCSF) Holding LLC	United States - Delaware
Sci Fi Lab Development LLC	United States - Delaware
Sci Fi Lab LLC	United States - Delaware
Sci-Fi Channel Europe, L.L.C.	United States - Delaware
Scope Communications LLC	United States - California
Servicios de Producción Gran Vista, S.A. de C.V.	Mexico
Servicios de Produccion Reforma, S.A. de C.V.	Mexico
S-F Channel Holdings LLC	United States - Delaware
Sherwood Films LLC	United States - Delaware
Show Production Services LLC	United States - Delaware
Six Feathers Music JV/BMI LLC	United States - Delaware
Sleuth LLC	United States - Delaware
Smiley Face Productions LLC	United States - Delaware
Smokin’ Films LLC	United States - Delaware
So Happy For You Productions LLC	United States - Delaware
South Seas Productions, LLC	United States - Hawaii
SP Canadian Film Productions, Inc.	Canada
SP Film Productions LLC	United States - Delaware

SP Pictures UK Limited	United Kingdom - England & Wales
Spanish-Language Productions LLC	United States - Delaware
Sparrowhawk Distribution Limited	United Kingdom - England & Wales
Sparrowhawk Holdings Limited	United Kingdom - England & Wales
Sparrowhawk International (HK) Limited	Hong Kong
Sparrowhawk International Channels Limited	United Kingdom - England & Wales
Sparrowhawk Latin America, LLC	United States - Delaware
Sparrowhawk Media Limited	United Kingdom - England & Wales
Sparrowhawk Media Services Limited	United Kingdom - England & Wales
Speechless Features Limited	United Kingdom - England & Wales
Spirit Board Productions LLC	United States - Delaware
Sports Ventures Sub LLC	United States - Delaware
SportsChannel New England Limited Partnership	United States - Connecticut
SportsChannel Pacific Associates	United States - New York
St. Cloud Productions LLC	United States - Delaware
St. Louis Productions LLC	United States - Delaware
Stamford Media Center & Productions LLC	United States - Delaware
StarPlay Productions Limited	United Kingdom - England & Wales
Station Operations LLC	United States - Delaware
Station Venture Holdings, LLC	United States - Delaware
Station Venture Operations, LP	United States - Delaware
Stormfront, LLC	United States - Delaware
SUB I - USA Holding LLC	United States - Delaware
Syfy Channel Publishing LLC	United States - Delaware
Syfy LLC	United States - Delaware
Talbot House Productions LLC	United States - Delaware
Tale Productions LLC	United States - Delaware
Talk Video Productions, LLC	United States - Delaware
Tallis Pictures Limited	United Kingdom - England & Wales
Telemundo Communications Group LLC	United States - Delaware
Telemundo Estudios Colombia, S.A.S.	Colombia
Telemundo Group LLC	United States - Delaware
Telemundo Holdings LLC	United States - Delaware
Telemundo Internacional LLC	United States - Delaware
Telemundo Las Vegas License LLC	United States - Delaware
Telemundo Las Vegas LLC	United States - Delaware
Telemundo Music Publishing, LLC	United States - Delaware
Telemundo Network Cable Services, LLC	United States - Delaware
Telemundo Network Group LLC	United States - Delaware

Telemundo Network Interest LLC	United States - Delaware
Telemundo Network LLC	United States - Delaware
Telemundo of Arizona LLC	United States - Delaware
Telemundo of Chicago LLC	United States - Delaware
Telemundo of Colorado Springs LLC	United States - Delaware
Telemundo of Denver LLC	United States - Delaware
Telemundo of Florida LLC	United States - Delaware
Telemundo of Fresno LLC	United States - Delaware
Telemundo of New England LLC	United States - Delaware
Telemundo of Northern California LLC	United States - California
Telemundo of Puerto Rico	United States - Puerto Rico (U.S.A. Territory)
Telemundo of Puerto Rico Studios LLC	United States - Puerto Rico (U.S.A. Territory)
Telemundo of Texas LLC	United States - Delaware
Telemundo Studios Mexico SA de CV	Mexico
Telemundo Studios Miami LLC	United States - Delaware
Telemundo Studios MVT LLC	United States - Delaware
Telemundo Television Studios, LLC	United States - Delaware
Terra Properties LLC	United States - Delaware
TGC, LLC	United States - Delaware
Thadfab Productions LLC	United States - Delaware
The Comcast Network, LLC	United States - Delaware
The Credit Union LLC	United States - Delaware
The History Channel (Germany) GmbH & Co. KG	Germany
The History Channel (Germany) Holdings GmbH	Germany
The Jurassic Foundation, Inc.	United States - Massachusetts
The Lew Wasserman Scholarship Foundation	United States - California
The Thing Films, Inc.	Canada
The Today Show Charitable Foundation, Inc.	United States - Delaware
Tier One Subsidiary LLC	United States - Delaware
Tiny Little Steps LLC	United States - Delaware
TJ Productions LLC	United States - Delaware
Town Square Films Limited	United Kingdom - England
TPB Holding LLC	United States - Delaware
Transatlantic Productions LLC	United States - Delaware
Trio Entertainment Network Inc.	Canada
Truck 44 Productions LLC	United States - Delaware
True Blue Productions LLC	United States - Delaware
Tuxedo Terrace Films LLC	United States - Delaware
Two Belmont Insurance Company LLC	United States - Vermont
UCDP Finance, Inc.	United States - Florida

UCS Project 1 Canada Inc.	Canada
UCS Project I LLC	United States - Delaware
UFO Films Limited	United Kingdom - England & Wales
Underworld Productions, LLC	United States - Delaware
Universal 13th Street.com LLC	United States - California
Universal Animation Studios LLC	United States - Delaware
Universal Animation Studios Project E LLC	United States - Delaware
Universal Arenas Holdings, LLC	United States - Delaware
Universal City Development Partners, Ltd.	United States - Florida
Universal City Florida Holding Co. I	United States - Florida
Universal City Florida Holding Co. II	United States - Florida
Universal City Property Management II LLC	United States - Delaware
Universal City Studios LLC	United States - Delaware
Universal City Studios Productions LLLP	United States - Delaware
Universal City Travel Partners	United States - Florida
Universal Family & Home Entertainment Production LLC	United States - Delaware
Universal Family Entertainment LLC	United States - Delaware
Universal Film Exchanges Holdings II LLC	United States - Delaware
Universal Film Exchanges LLC	United States - Delaware
Universal Films Hawaii, LLC	United States - Hawaii
Universal Films of India B.V.	Netherlands
Universal First-Run Productions LLC	United States - Delaware
Universal First-Run Television LLC	United States - Delaware
Universal HD LLC	United States - Delaware
Universal Home Entertainment Productions LLC	United States - Delaware
Universal Home Entertainment Worldwide LLC	United States - Delaware
Universal Interactive Entertainment LLC	United States - Delaware
Universal International Films LLC	United States - Delaware
Universal International Television Services Limited	United Kingdom - England
Universal Lightning S.r.l.	Italy
Universal Media Studios International Limited	United Kingdom - England & Wales
Universal Network Programming LLC	United States - Delaware
Universal Network Television LLC	United States - Delaware
Universal Orlando Foundation, Inc.	United States - Florida
Universal Orlando Online Merchandise Store	United States - Florida
Universal Parks & Resorts Management Services LLC	United States - Delaware
Universal Pictures (Australasia) Pty. Ltd.	Australia - New South Wales
Universal Pictures (Brasil) Limitada	Brazil
Universal Pictures (Czech Republic) s.r.o.	Czech Republic

Universal Pictures (Denmark) ApS	Denmark
Universal Pictures (Hungary) Ltd.	Hungary
Universal Pictures (México) S. de R.L. de C.V.	Mexico
Universal Pictures (México) Services S. de R.L. de C.V.	Mexico
Universal Pictures (Poland) Sp. z o.o.	Poland
Universal Pictures (UK) Limited	United Kingdom - England
Universal Pictures Austria GmbH	Austria
Universal Pictures Benelux N.V.	Belgium
Universal Pictures Canadian Services LLC	United States - Delaware
Universal Pictures Company of Puerto Rico LLC	United States - Delaware
Universal Pictures Corporation of China LLC	United States - Delaware
Universal Pictures Finland OY	Finland
Universal Pictures Germany GmbH	Germany
Universal Pictures Group (UK) Limited	United Kingdom
Universal Pictures Hamburg Film - und Fernsehvertrieb GmbH	Germany
Universal Pictures Iberia, S.L.U.	Spain
Universal Pictures Iberia, Sociedade Unipessoal Limitada -	Portugal
Universal Pictures International Australasia Pty Ltd	Australia - Victoria
Universal Pictures International Austria GmbH	Austria
Universal Pictures International Belgium SNC	Belgium
Universal Pictures International Entertainment Limited	United Kingdom - England
Universal Pictures International France SAS	France
Universal Pictures International Germany GmbH	Germany
Universal Pictures International Italy S.R.L.	Italy
Universal Pictures International Korea Company	Korea, Republic of (South)
Universal Pictures International Limited	United Kingdom
Universal Pictures International LLC	Russian Federation
Universal Pictures International Mexico S. de R. L. de C.V.	Mexico
Universal Pictures International No.2 Limited	United Kingdom - England
Universal Pictures International Spain, S.L.	Spain
Universal Pictures International Switzerland GmbH	Switzerland
Universal Pictures International UK & EIRE Limited	United Kingdom - England & Wales
Universal Pictures Italia S.r.l.	Italy
Universal Pictures Limited	United Kingdom - England
Universal Pictures Nordic AB	Sweden
Universal Pictures Norway AS	Norway
Universal Pictures Productions G.m.b.H.	Germany
Universal Pictures Productions Limited	United Kingdom - England
Universal Pictures Rus LLC	Russian Federation

Universal Pictures Stage Productions LLC	United States - Delaware
Universal Pictures Subscription Television Limited	United Kingdom - England & Wales
Universal Pictures Switzerland GmbH	Switzerland
Universal Pictures Vidéo (France) SAS	France
Universal Pictures Visual Programming Limited	United Kingdom - England
Universal Property Management Services LLC	United States - Delaware
Universal Rank Hotel Partners	United States - Florida
Universal Reality Television LLC	United States - Delaware
Universal Studiocanal Video	France
Universal Studios Arcade LLC	United States - Delaware
Universal Studios Canada Inc.	Canada - Ontario
Universal Studios Carousel Post Production LLC	United States - Delaware
Universal Studios Channel Holdings LLC	United States - California
Universal Studios Child Care Center LLC	United States - Delaware
Universal Studios China Investment LLLP	United States - Delaware
Universal Studios Company LLC	United States - Delaware
Universal Studios Corner Store LLC	United States - Delaware
Universal Studios Development Venture Five LLC	United States - Delaware
Universal Studios Development Venture Seven LLC	United States - Delaware
Universal Studios Development Venture Six LLC	United States - Delaware
Universal Studios Development Venture Two LLC	United States - Delaware
Universal Studios Digital Cinema Ventures, LLC	United States - Delaware
Universal Studios Dubai Planning Services LLC	United States - Delaware
Universal Studios Enterprises LLC	United States - Delaware
Universal Studios Film Production LLC	United States - Delaware
Universal Studios Fitness Center LLC	United States - Delaware
Universal Studios Home Entertainment LLC	United States - Delaware
Universal Studios Home Entertainment Productions LLC	United States - Delaware
Universal Studios Hotel LLC	United States - Delaware
Universal Studios International B.V.	Netherlands
Universal Studios International Television Do Brasil Ltda.	Brazil
Universal Studios Korea Planning Services LLC	United States - Delaware
Universal Studios Licensing LLC	United States - Delaware
Universal Studios LLC	United States - Delaware
Universal Studios Music LLLP	United States - Delaware
Universal Studios Network Programming	United States - California
Universal Studios Networks Brazil LLC	United States - Delaware
Universal Studios NewCanada LLC	United States - Delaware
Universal Studios Pacific Partners LLC	United States - Delaware
Universal Studios Pay Television Australia 2 LLC	United States - Delaware

Universal Studios Pay Television Australia LLC	United States - California
Universal Studios Pay Television LLC	United States - Delaware
Universal Studios Pay TV Latin America LLC	United States - Delaware
Universal Studios Pay-Per-View Development LLC	United States - Delaware
Universal Studios Pay-Per-View LLC	United States - Delaware
Universal Studios Recreation China Planning Services LLC	United States - Delaware
Universal Studios Recreation Japan Planning Services	United States - Delaware
Universal Studios Satellite Services LLC	United States - Delaware
Universal Studios Singapore Planning Services LLC	United States - Delaware
Universal Studios Store Hollywood LLC	United States - Delaware
Universal Studios Store Orlando LLC	United States - Delaware
Universal Studios Television Distribution Spain, S.L.U.	Spain
Universal Studios TV Channel Poland LLC	United States - Delaware
Universal Studios TV1 Australia 2 LLC	United States - Delaware
Universal Studios TV1 Australia LLC	United States - California
Universal Studios Water Parks Florida LLC	United States - Florida
Universal Syndicated Productions LLC	United States - Delaware
Universal Television Enterprises LLC	United States - Delaware
Universal Television Group LLC	United States - Delaware
Universal Television Music Publishing LLC	United States - Delaware
Universal Television Networks	United States - New York
Universal Television Productions LLC	United States - Delaware
Universal TV Australia Pty. Limited	Australia - Australian Capital
Universal TV Canada Productions LLC	United States - Delaware
Universal TV Distribution Holdings LLC	United States - Delaware
Universal TV France SNC	France
Universal TV Limited	United Kingdom - England & Wales
Universal TV LLC	United States - Delaware
Universal TV Music LLC	United States - California
Universal TV Music Publishing LLC	United States - California
Universal TV NewCo LLC	United States - Delaware
Universal TV Pictures Development LLC	United States - Delaware
Universal TV Pictures LLC	United States - Delaware
Universal TV Talk Video LLC	United States - Delaware
Universal VOD Venture Holdings LLC	United States - Delaware
Universal Worldwide Television LLC	United States - Delaware
UPI Development LLC	United States - Delaware
UPI Productions LLC	United States - Delaware
USA Brasil Enterprise LLC	United States - Delaware
USA Brasil Holdings L.L.C.	United States - Delaware

USA Brasil Programadora Ltda.	Brazil
USA Cable Entertainment Development LLC	United States - Delaware
USA Cable Entertainment LLC	United States - Delaware
USA Cable Entertainment Publishing LLC	United States - Delaware
USA Network Publishing LLC	United States - Delaware
USA Networks Partner LLC	United States - Delaware
USA Ostar Theatricals, LLC	United States - Delaware
USANi Holding Company LLC	United States - Delaware
USI - USA Holding LLC	United States - Delaware
USI Asset Transfer LLC	United States - Delaware
USI Entertainment LLC	United States - Delaware
USI Interim LP LLC	United States - Delaware
USI Music Publishing LLC	United States - Delaware
USI Network Development LLC	United States - Delaware
USIE - USA Holding LLC	United States - Delaware
USI-New Bren Holdco LLC	United States - Delaware
U-Talk Enterprises LLC	United States - Delaware
V - USA Holding LLC	United States - Delaware
Valor Film Productions LLC	United States - Delaware
VCSF, LLC	United States - Delaware
VERSUS, L.P.	United States - Delaware
Video 44	United States - Illinois
Video 44 Acquisition LLC	United States - Illinois
Virginia Films Limited	United Kingdom - England
Vision Video Limited	United Kingdom - England
VUE Holding LLC	United States - Delaware
VUE NewCo LLC	United States - Delaware
Walter Lantz Productions LLC	United States - Delaware
Wanted Productions LLC	United States - Delaware
Warrior Productions Limited	United Kingdom - England & Wales
Washington Films LLC	United States - Delaware
Watch What You Play Music, LLC	United States - Delaware
WCAU Holdings, LLC	United States - Delaware
Westchester Films LLC	United States - Delaware
Westlake Films LLC	United States - Delaware
White Flag Development LLC	United States - Delaware
Wicked Australia LLC	United States - Delaware
Wicked California LP	United States - Delaware

Wicked Chicago LP	United States - Delaware
Wicked LLC	United States - Delaware
Wicked London LLC	United States - Delaware
Wicked London Production Limited	United Kingdom
Wicked Oz Investment LLC	United States - Delaware
Wicked Tour Canada Corp.	United States - Delaware
Wicked Tour Managing Partner LLC	United States - Delaware
Wicked Tour Productions LP	United States - Delaware
Wicked Worldwide Inc.	United States - Delaware
Williams Productions LLC	United States - Delaware
WKAQ Holdings LLC	United States - Delaware
WKAQ of Puerto Rico Holdings I, Inc.	United States - Puerto Rico (U.S.A. Territory)
WKAQ of Puerto Rico Holdings II, Inc.	United States - Puerto Rico (U.S.A. Territory)
WNJU-TV Broadcasting LLC	United States - New Jersey
Wolf Man Productions Limited	United Kingdom - England & Wales
Women.com Networks LLC	United States - Delaware
Working Title Films Limited	United Kingdom - England
Working Title Group LLC	United States - Delaware
Working Title Music Limited	United Kingdom
Working Title Theatre Productions Limited	United Kingdom
Writers Development, LLC	United States - Delaware
WT Film Productions Limited	United Kingdom
WT2 Limited	United Kingdom - England & Wales
Xoom.com LLC	United States - Delaware
Your Total Health LLC	United States - Delaware
ZAP Television Beteiligungs GmbH	Germany
ZAP Television GmbH & Co. KG	Germany